Exhibit 99.1

Fulgent Genetics Reports First Quarter 2022 Financial Results

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Revenue totals $320.3 million
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Core Revenue excluding COVID-19 NGS testing grows 59% year-over-year to $25.1 million
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Raises full year revenue outlook to $660 million from previously announced $600 million
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Raises full year core revenue outlook to $180 million from previously announced $175 million

TEMPLE CITY, CA, May 3, 2022 —Fulgent Genetics, Inc. (NASDAQ: FLGT) (“Fulgent Genetics”, “Fulgent”, or the “Company”), a technology-based genetic testing company focused on transforming patient care in oncology, infectious and rare diseases, and reproductive health, today announced financial results for its first quarter ended March 31, 2022.

First Quarter 2022 Results:

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Revenue of $320.3 million, versus $359.4 million in Q1 2021
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Billable tests delivered approximately 3.2 million, versus 3.8 million in Q1 2021
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Core Revenue excluding COVID-19 NGS1 testing grew 59% year-over-year to $25.1 million
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GAAP income of $154.0 million, or $4.93 per share
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Non-GAAP income of $158.7 million, or $5.08 per share
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Adjusted EBITDA of $213.5 million
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Cash from operations of $188.4 million
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Cash, cash equivalents, and investments in marketable securities of $1.1 billion as of March 31, 20222

Notes:

1) COVID-19 NGS testing was included in “Core Revenue” in 2021 and is now excluded from “Core Revenue”, and included in “COVID-19 Revenue”, as of Q1 2022.

2) Excludes the impact of $170 million in cash paid for the acquisition of Inform Diagnostics, which closed on April 26, 2022.

Non-GAAP income (loss) and adjusted EBITDA are described below under “Note Regarding Non-GAAP Financial Measures” and are reconciled to the most directly comparable GAAP financial measure, GAAP income (loss), in the accompanying tables.

Ming Hsieh, Chairman of the Board and Chief Executive Officer, said, “We had a strong start to 2022 and again exceeded our expectations for both core revenue and COVID-19 revenue in the first quarter. Our recent acquisition of Inform Diagnostics, which closed in late April, marks an important strategic milestone for Fulgent as we believe it gives us the opportunity to drive meaningful incremental growth in core revenue in the quarters and years ahead. We expect to benefit from a number of operational and commercial synergies from this acquisition while bringing Inform Diagnostics’ extensive menu of pathology tests to the Fulgent platform. This acquisition is our largest to date and reflects our commitment to leveraging our large cash position to drive long-term shareholder value through acquisitions and strategic partnerships on top of consistent organic growth. As our business focus continues to shift away from COVID-19 testing, we are pleased with the strides we are making to drive sustainable growth in our core business in the years ahead.”

Paul Kim, Chief Financial Officer, said, “We are pleased with our first quarter results which reflect strong growth in our core business excluding COVID-19 NGS testing, which grew 59% year-over-year, as well as heightened demand for COVID-19 testing in the first half of the quarter driving better than expected results. We believe the acquisition of Inform Diagnostics will be a meaningful catalyst for our business, driving revenue contribution from day one while creating a number of synergistic strategic opportunities for Fulgent long-term. Despite our ongoing investments, we remain extremely well capitalized with a growing cash position to capture potential future opportunities. We have turned our attention to the integration and ramp of our expanding core initiatives, including the launch of our new West Coast oncology lab, which we announced today, and look forward to driving sustainable growth in our core revenue in the quarters ahead. As a result of the aggressive investments associated with our acquisition integrations, sales force ramp and geographic operational expansion, combined with our conservative assumptions around the considerable decline in future demand for COVID-19 testing, we have trimmed our EPS estimates for the full year. We will be providing a formal update during our investment community conference call to shortly follow the issuance of this press release.”

Outlook:

For the second quarter of 2022, Fulgent Genetics expects:

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Total Revenue of approximately $125 million
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Core Revenue of approximately $40 million, representing growth of 78% year-over-year

For the full year 2022, Fulgent Genetics now expects:

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Total Revenue of approximately $660 million, compared to previous guidance of $600 million
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Core Revenue of approximately $180 million, compared to previously updated guidance of $175 million
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Non-GAAP income of approximately $6.00 per share, compared to previous guidance of $7.00 per share

Fulgent has not reconciled its expectations as to non-GAAP income per share to their most directly comparable GAAP measure because certain items are out of Fulgent’s control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking non-GAAP income per share is not available without unreasonable effort.

Conference Call Information

Fulgent Genetics will host a conference call for the investment community today at 4:30 PM ET (1:30 PM PT) to discuss its first quarter 2022 results. Press and industry analysts are invited to attend in listen-only mode.

The call can be accessed through a live audio webcast in the Investor Relations section of the Company’s website, http://ir.fulgentgenetics.com, and through a live conference call by dialing (888) 394-8218 using the confirmation code 3761353. An audio replay will be available in the Investor Relations section of the Company’s website.

Note Regarding Non-GAAP Financial Measures

Certain information set forth in this press release, including non-GAAP income (loss), non-GAAP income (loss) per share, and adjusted EBITDA are non-GAAP financial measures. Fulgent Genetics believes this information is useful to investors because it provides a basis for measuring the performance of the Company’s business excluding certain income or expense items that management believes are not directly attributable to the Company’s operating results. Fulgent Genetics defines non-GAAP income (loss) as income (loss) calculated in accordance with accounting principles generally accepted in the United States of America, or GAAP, plus amortization of intangible assets, plus equity-based compensation expenses, plus or minus the non-GAAP tax effect, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. The non-GAAP tax effect is calculated by applying the statutory corporate tax rate on the amortization of intangible assets and equity-based compensation expenses. Fulgent Genetics defines adjusted EBITDA as GAAP income (loss) plus or minus interest (expense) income, plus or minus provisions (benefits) for income taxes, plus depreciation and amortization, plus equity-based compensation expenses, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. Fulgent Genetics may continue to incur expenses similar to the items added to or subtracted from GAAP income (loss) to calculate non-GAAP income (loss) and adjusted EBITDA; accordingly, the exclusion of these items in the presentation of these non-GAAP financial measures should not be construed as an implication that these items are unusual, infrequent or non-recurring. Management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measure of income (loss) in evaluating the Company's operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in conformity with GAAP, and non-GAAP financial measures as reported by Fulgent Genetics may not be comparable to similarly titled metrics reported by other companies.

About Fulgent Genetics

Fulgent Genetics is a technology-based genetic testing company focused on transforming patient care in oncology, infectious and rare diseases, and reproductive health. Fulgent Genetics’ proprietary technology platform has created a broad, flexible test menu and the ability to continually expand and improve its proprietary genetic reference library while maintaining accessible pricing, high accuracy, and competitive turnaround times. Combining next generation sequencing, or NGS, with its technology platform, the Company performs full-gene sequencing with deletion/duplication analysis in an array of panels that can be tailored to meet specific customer needs. A cornerstone of the Company’s business is its ability to provide expansive options and flexibility for all clients’ unique testing needs through a comprehensive technology offering including cloud computing, pipeline services, record management, web portal services, clinical workflow, sequencing as a service and automated laboratory services.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements in this press release include statements about, among other things: guidance regarding expected annual financial results, including revenues, core revenues, GAAP income, and non-GAAP income; evaluations and judgments regarding market position, balance sheet, runway, momentum, reinvestments, shareholder value, acquisition strategies, and synergies related to and the performance of acquired businesses (including Inform Diagnostics), investments and partnerships, relationships and the Company’s testing services and technology; future growth and the Company’s testing services and technologies; the Company’s identification and evaluation of opportunities and its ability to capitalize on opportunities, capture market share, or to expand its presence in certain markets; and the Company’s ability to continue to grow its business.

Forward-looking statements are statements other than historical facts and relate to future events or circumstances or the Company’s future performance, and they are based on management’s current assumptions, expectations, and beliefs concerning future developments and their potential effect on the Company’s business. These forward-looking statements are subject to a number of risks and uncertainties, which may cause the forward-looking events and circumstances described in this press release to not occur, and actual results to differ materially and adversely from those described in or implied by the forward-looking statements. These risks and uncertainties include, among others: the ongoing impacts of the COVID-19 pandemic, including the preventive public health measures that may continue to impact demand for its tests and the pandemic’s effects on the global supply chain; the market potential for, and the rate and degree of market adoption of, the Company’s tests, including its tests for COVID-19 and genetic testing generally; the Company’s ability to capture a sizable share of the developing market for genetic and COVID-19 testing and to compete successfully in these markets, including its ability to continue to develop new tests that are attractive to its various customer markets, its ability to maintain turnaround times and otherwise keep pace with rapidly changing technology; the Company’s ability to maintain the low internal costs of its business model, particularly as the Company makes investments across its business; the Company’s ability to maintain an acceptable margin on sales of its tests, particularly in light of increasing competitive pressures and other factors that may continue to reduce the Company’s sale prices for and margins on its tests; risks related to volatility in the Company’s results, which can fluctuate significantly from period to period; risks associated with the composition of the Company’s customer base, which can fluctuate from period to period and can be comprised of a small number of customers that account for a significant portion of the Company’s revenue; the Company’s ability to grow and diversify its customer base and increase demand from existing and new customers; the Company’s investments in its infrastructure, including its sales organization and operational capabilities, and the extent to which these investments impact the Company’s business and performance and enable it to manage any growth it may experience in future periods; the Company’s level of success in obtaining coverage and adequate reimbursement and collectability levels from third-party payors for its tests; the Company’s level of success in establishing and obtaining the intended benefits from partnerships, strategic investments, joint ventures, acquisitions, or other relationships; the Company’s compliance with the various evolving and complex laws and regulations applicable to its business and its industry; risks associated with the Company’s international operations; the Company’s ability to protect its proprietary technology platform; and general industry, economic, political and market conditions. As a result of these risks and uncertainties, forward-looking statements should not be relied on or viewed as predictions of future events.

The forward-looking statements made in this press release speak only as of the date of this press release, and the Company assumes no obligation to update publicly any such forward-looking statements to reflect actual results or to changes in expectations, except as otherwise required by law.

The Company’s reports filed with the U.S. Securities and Exchange Commission, or the SEC, including its annual report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 28, 2022 and the other reports it files from time to time, including subsequently filed annual, quarterly and current reports, are made available on the Company’s website upon their filing with the SEC. These reports contain more information about the Company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this press release.

Investor Relations Contact:

The Blueshirt Group

Nicole Borsje, 415-217-2633, nicole@blueshirtgroup.com

FULGENT GENETICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEET DATA
March 31, 2022 and December 31, 2021
(in thousands)

	March 31,	December 31,
ASSETS:	2022	2021
Cash and cash equivalents	$353,069	$164,894
Investments in marketable securities	725,227	770,652
Accounts receivable, net	160,261	138,912
Property, plant, and equipment, net	68,622	62,287
Other assets	158,411	141,975
Total assets	$1,465,590	$1,278,720

LIABILITIES & EQUITY:
Accounts payable, accrued liabilities and other liabilities	$152,630	$112,840
Total stockholders' equity	1,312,960	1,165,880
Total liabilities & equity	$1,465,590	$1,278,720

FULGENT GENETICS, INC.
CONDENSED CONSOLIDATED STATEMENT OF INCOME DATA
Three Months Ended March 31, 2022 and 2021
(in thousands, except per share data)
(unaudited)
	Three Months Ended
	March 31,
	2022	2021
Revenue	$320,268	$359,429
Cost of revenue (1)	77,725	74,075
Gross profit	242,543	285,354

Operating expenses:
Research and development (1)	5,989	5,422
Selling and marketing (1)	7,940	5,008
General and administrative (1)	25,775	8,002
Amortization of intangible assets	906	—
Total operating expenses	40,610	18,432
Operating income	201,933	266,922
Interest and other income, net	45	282
Income before income taxes	201,978	267,204
Provisions for income taxes	48,421	66,513
Net income from consolidated operations	153,557	200,691
Net loss attributable to noncontrolling interests	422	—
Net income attributable to Fulgent	$153,979	$200,691
Net income per common share attributable to Fulgent:
Basic	$5.09	$6.96
Diluted	$4.93	$6.52
Weighted average common shares:
Basic	30,234	28,831
Diluted	31,240	30,770

(1) Equity-based compensation expense was allocated as follows:
Cost of revenue	$1,465	$674
Research and development	1,921	1,223
Selling and marketing	825	426
General and administrative	1,405	639
Total equity-based compensation expense	$5,616	$2,962

FULGENT GENETICS, INC.
Non-GAAP Income Reconciliation
Three Months Ended March 31, 2022 and 2021
(in thousands, except per share data)
	Three Months Ended
	March 31,
	2022	2021
Net income attributable to Fulgent	$153,979	$200,691
Amortization of intangible assets	906	—
Equity-based compensation expense	5,616	2,962
Non-GAAP tax effect (1)	(1,826)	(800)
Non-GAAP income attributable to Fulgent	$158,675	$202,853
Net income per common share attributable to Fulgent:
Basic	$5.09	$6.96
Diluted	$4.93	$6.52
Non-GAAP income per common share attributable to Fulgent:
Basic	$5.25	$7.04
Diluted	$5.08	$6.59

Weighted average common shares:
Basic	30,234	28,831
Diluted	31,240	30,770

(1) Tax rates as follows:
Corporate tax rate of 28% for the three months ended March 31, 2022.
Corporate tax rate of 27% for the three months ended March 31, 2021.

FULGENT GENETICS, INC.
Non-GAAP Adjusted EBITDA Reconciliation
Three Months Ended March 31, 2022 and 2021
(in thousands)
	Three Months Ended
	March 31,
	2022	2021
Net income attributable to Fulgent	$153,979	$200,691
Interest expense (income)	739	(230)
Provisions for income taxes	48,421	66,513
Equity-based compensation expense	5,616	2,962
Depreciation and amortization	4,695	1,922
Adjusted EBITDA	$213,450	$271,858